Exhibit 99.2

Quarterly Financial Supplement - 3Q 2017

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Return on Average Common Equity and Regulatory Capital Information	4
Consolidated Loans and Lending Commitments	5
Institutional Securities Income Statement Information	6
Institutional Securities Financial Information and Statistical Data	7
Wealth Management Income Statement Information	8
Wealth Management Financial Information and Statistical Data	9
Investment Management Income Statement Information	10
Investment Management Financial Information and Statistical Data	11
U.S. Bank Supplemental Financial Information	12
End Notes	13
Definition of U.S. GAAP to Non-GAAP Measures and Performance Metrics	14 - 15
Legal Notice	16

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016	Change
Net revenues
Institutional Securities	$4,376	$4,762	$4,553	(8%)	(4%)	$14,290	$12,845	11%
Wealth Management	4,220	4,151	3,881	2%	9%	12,429	11,360	9%
Investment Management	675	665	552	2%	22%	1,949	1,612	21%
Intersegment Eliminations	(74)	(75)	(77)	1%	4%	(223)	(207)	(8%)
Net revenues	$9,197	$9,503	$8,909	(3%)	3%	$28,445	$25,610	11%

Income (loss) from continuing operations before tax
Institutional Securities	$1,236	$1,443	$1,383	(14%)	(11%)	$4,409	$3,797	16%
Wealth Management	1,119	1,057	901	6%	24%	3,149	2,546	24%
Investment Management	131	142	97	(8%)	35%	376	259	45%
Intersegment Eliminations	(4)	0	0	*	*	(2)	0	*
Income (loss) from continuing operations before tax	$2,482	$2,642	$2,381	(6%)	4%	$7,932	$6,602	20%

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$973	$992	$966	(2%)	1%	$3,179	$2,545	25%
Wealth Management	698	665	564	5%	24%	2,010	1,573	28%
Investment Management	114	100	67	14%	70%	281	195	44%
Intersegment Eliminations	(4)	0	0	*	*	(2)	0	*
Net Income (loss) applicable to Morgan Stanley	$1,781	$1,757	$1,597	1%	12%	$5,468	$4,313	27%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,688	$1,587	$1,518	6%	11%	$5,115	$3,999	28%

Financial Metrics:

Earnings per basic share	$0.95	$0.89	$0.83	7%	14%	$2.86	$2.15	33%
Earnings per diluted share	$0.93	$0.87	$0.81	7%	15%	$2.79	$2.11	32%

Return on average common equity	9.6%	9.1%	8.7%			9.8%	7.7%
Return on average common equity excluding DVA	9.5%	9.0%	8.7%			9.7%	7.7%

Book value per common share	$38.87	$38.22	$37.11			$38.87	$37.11
Tangible book value per common share	$33.86	$33.24	$32.13			$33.86	$32.13

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016	Change
Revenues:
Investment banking	$1,380	$1,530	$1,225	(10%)	13%	$4,455	$3,556	25%
Trading	2,704	2,931	2,609	(8%)	4%	8,870	7,420	20%
Investments	167	163	87	2%	92%	495	179	177%
Commissions and fees	937	1,027	991	(9%)	(5%)	2,997	3,066	(2%)
Asset management, distribution and admin. fees	3,026	2,902	2,686	4%	13%	8,695	7,943	9%
Other	200	199	308	1%	(35%)	628	631	--
Total non-interest revenues	8,414	8,752	7,906	(4%)	6%	26,140	22,795	15%

Interest income	2,340	2,106	1,734	11%	35%	6,411	5,148	25%
Interest expense	1,557	1,355	731	15%	113%	4,106	2,333	76%
Net interest	783	751	1,003	4%	(22%)	2,305	2,815	(18%)
Net revenues	9,197	9,503	8,909	(3%)	3%	28,445	25,610	11%
Non-interest expenses:
Compensation and benefits	4,169	4,252	4,097	(2%)	2%	12,887	11,795	9%

Non-compensation expenses:
Occupancy and equipment	330	333	339	(1%)	(3%)	990	997	(1%)
Brokerage, clearing and exchange fees	522	525	491	(1%)	6%	1,556	1,440	8%
Information processing and communications	459	433	456	6%	1%	1,320	1,327	(1%)
Marketing and business development	128	155	130	(17%)	(2%)	419	418	--
Professional services	534	561	489	(5%)	9%	1,622	1,550	5%
Other	573	602	526	(5%)	9%	1,719	1,481	16%
Total non-compensation expenses	2,546	2,609	2,431	(2%)	5%	7,626	7,213	6%

Total non-interest expenses	6,715	6,861	6,528	(2%)	3%	20,513	19,008	8%

Income (loss) from continuing operations before taxes	2,482	2,642	2,381	(6%)	4%	7,932	6,602	20%
Income tax provision / (benefit) from continuing operations (1)	697	846	749	(18%)	(7%)	2,358	2,160	9%
Income (loss) from continuing operations	1,785	1,796	1,632	(1%)	9%	5,574	4,442	25%
Gain (loss) from discontinued operations after tax	6	(5)	8	*	(25%)	(21)	1	*
Net income (loss)	$1,791	$1,791	$1,640	--	9%	$5,553	$4,443	25%
Net income applicable to nonredeemable noncontrolling interests	10	34	43	(71%)	(77%)	85	130	(35%)
Net income (loss) applicable to Morgan Stanley	1,781	1,757	1,597	1%	12%	5,468	4,313	27%
Preferred stock dividend / Other	93	170	79	(45%)	18%	353	314	12%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,688	$1,587	$1,518	6%	11%	$5,115	$3,999	28%

Pre-tax profit margin	27%	28%	27%			28%	26%
Compensation and benefits as a % of net revenues	45%	45%	46%			45%	46%
Non-compensation expenses as a % of net revenues	28%	27%	27%			27%	28%
Firm expense efficiency ratio	73%	72%	73%			72%	74%
Effective tax rate from continuing operations (1)	28.1%	32.0%	31.5%			29.7%	32.7%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016	Change

Regional revenues
Americas	$6,833	$6,746	$6,624	1%	3%	$20,667	$18,914	9%
EMEA (Europe, Middle East, Africa)	1,325	1,606	1,236	(17%)	7%	4,420	3,677	20%
Asia	1,039	1,151	1,049	(10%)	(1%)	3,358	3,019	11%
Consolidated net revenues	$9,197	$9,503	$8,909	(3%)	3%	$28,445	$25,610	11%

Balance sheet
Deposits	$154,639	$144,913	$151,843	7%	2%
Total Assets	$853,693	$841,016	$813,891	2%	5%
Global liquidity reserve	$189,966	$188,296	$197,094	1%	(4%)
Long-term debt outstanding	$191,677	$184,112	$163,927	4%	17%
Maturities of long-term debt outstanding (next 12 months)	$25,792	$28,823	$27,255	(11%)	(5%)

Common equity	$70,458	$70,306	$69,629	--	1%
Less: Goodwill and intangible assets	(9,079)	(9,156)	(9,329)	(1%)	(3%)
Tangible common equity	$61,379	$61,150	$60,300	--	2%

Preferred equity	$8,520	$8,520	$7,520	--	13%

Period end common shares outstanding (millions)	1,812	1,840	1,876	(1%)	(3%)
Average common shares outstanding (millions)
Basic	1,776	1,791	1,838	(1%)	(3%)	1,789	1,863	(4%)
Diluted	1,818	1,830	1,879	(1%)	(3%)	1,830	1,898	(4%)

Worldwide employees	57,702	56,187	55,256	3%	4%

Notes	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Return on Average Common Equity and Regulatory Capital Information
(unaudited)

	Quarter Ended			Nine Months Ended
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016
Average Common Equity (billions)
Institutional Securities	$40.2	$40.2	$43.2	$40.2	$43.2
Wealth Management	17.2	17.2	15.3	17.2	15.3
Investment Management	2.4	2.4	2.8	2.4	2.8
Parent	10.7	10.1	8.2	10.0	7.6
Firm	$70.5	$69.9	$69.5	$69.8	$68.9

Return on average Common Equity
Institutional Securities	9%	9%	8%	10%	7%
Wealth Management	16%	15%	14%	15%	13%
Investment Management	19%	16%	9%	15%	9%
Firm	10%	9%	9%	10%	8%

Regulatory Capital (millions)

Common Equity Tier 1 capital (Transitional)	$62,255	$61,604	$60,340
Tier 1 capital (Transitional)	$71,007	$70,380	$67,603

Standardized Approach (Transitional)
Risk-weighted assets	$369,420	$368,963	$350,430
Common Equity Tier 1 capital ratio	16.9%	16.7%	17.2%
Tier 1 capital ratio	19.2%	19.1%	19.3%
Tier 1 leverage ratio	8.4%	8.5%	8.3%

Advanced Approach (Transitional)
Risk-weighted assets	$358,256	$370,679	$358,486
Common Equity Tier 1 capital ratio	17.4%	16.6%	16.8%
Tier 1 capital ratio	19.8%	19.0%	18.9%
Supplementary Leverage Ratio	6.5%	6.5%	6.3%

Pro-forma Fully Phased-in
Pro-forma Common Equity Tier 1 capital ratio (Standardized Approach)	16.3%	16.1%	16.2%
Pro-forma Common Equity Tier 1 capital ratio (Advanced Approach)	16.7%	16.0%	15.8%
Pro-forma Supplementary Leverage Ratio (Advanced Approach)	6.5%	6.5%	6.2%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016

Institutional Securities

Corporate loans (1)	$16.1	$12.5	$14.5	29%	11%

Corporate lending commitments (2)	83.2	82.1	80.5	1%	3%

Corporate Loans and Lending Commitments (3)	99.3	94.6	95.0	5%	5%

Other loans	30.3	29.3	29.4	3%	3%

Other lending commitments	6.2	6.6	5.0	(6%)	24%

Other Loans and Lending Commitments (4)	36.5	35.9	34.4	2%	6%

Institutional Securities Loans and Lending Commitments (5)	$135.8	$130.5	$129.4	4%	5%

Wealth Management

Loans	66.3	65.1	57.8	2%	15%

Lending commitments	9.9	9.1	8.1	9%	22%

Wealth Management Loans and Lending Commitments (6)	$76.2	$74.2	$65.9	3%	16%

Consolidated Loans and Lending Commitments (7)	$212.0	$204.7	$195.3	4%	9%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016 (1)	Change
Revenues:
Investment banking	$1,270	$1,413	$1,104	(10%)	15%	$4,100	$3,202	28%
Trading	2,504	2,725	2,393	(8%)	5%	8,241	6,782	22%
Investments	52	37	36	41%	44%	155	144	8%
Commissions and fees	561	630	592	(11%)	(5%)	1,811	1,854	(2%)
Asset management, distribution and admin. fees	88	89	68	(1%)	29%	268	210	28%
Other	143	126	243	13%	(41%)	442	385	15%
Total non-interest revenues	4,618	5,020	4,436	(8%)	4%	15,017	12,577	19%

Interest income	1,421	1,243	980	14%	45%	3,788	2,999	26%
Interest expense	1,663	1,501	863	11%	93%	4,515	2,731	65%
Net interest	(242)	(258)	117	6%	*	(727)	268	*
Net revenues	4,376	4,762	4,553	(8%)	(4%)	14,290	12,845	11%

Compensation and benefits	1,532	1,667	1,657	(8%)	(8%)	5,069	4,664	9%
Non-compensation expenses	1,608	1,652	1,513	(3%)	6%	4,812	4,384	10%
Total non-interest expenses	3,140	3,319	3,170	(5%)	(1%)	9,881	9,048	9%

Income (loss) from continuing operations before taxes	1,236	1,443	1,383	(14%)	(11%)	4,409	3,797	16%
Income tax provision / (benefit) from continuing operations	260	413	381	(37%)	(32%)	1,132	1,109	2%
Income (loss) from continuing operations	976	1,030	1,002	(5%)	(3%)	3,277	2,688	22%
Gain (loss) from discontinued operations after tax	6	(5)	8	*	(25%)	(21)	1	*
Net income (loss)	982	1,025	1,010	(4%)	(3%)	3,256	2,689	21%
Net income applicable to nonredeemable noncontrolling interests	9	33	44	(73%)	(80%)	77	144	(47%)
Net income (loss) applicable to Morgan Stanley	$973	$992	$966	(2%)	1%	$3,179	$2,545	25%

Pre-tax profit margin	28%	30%	30%			31%	30%
Compensation and benefits as a % of net revenues	35%	35%	36%			35%	36%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016	Change
Investment Banking
Advisory revenues	$555	$504	$504	10%	10%	$1,555	$1,592	(2%)
Underwriting revenues
Equity	273	405	236	(33%)	16%	1,068	662	61%
Fixed income	442	504	364	(12%)	21%	1,477	948	56%
Total underwriting revenues	715	909	600	(21%)	19%	2,545	1,610	58%

Total investment banking revenues	$1,270	$1,413	$1,104	(10%)	15%	$4,100	$3,202	28%

Sales & Trading
Equity	$1,891	$2,155	$1,883	(12%)	--	$6,062	$6,084	--
Fixed Income	1,167	1,239	1,479	(6%)	(21%)	4,120	3,649	13%
Other	(147)	(208)	(192)	29%	23%	(589)	(619)	5%

Total sales & trading net revenues	$2,911	$3,186	$3,170	(9%)	(8%)	$9,593	$9,114	5%

Investments & Other
Investments	$52	$37	$36	41%	44%	$155	$144	8%
Other	143	126	243	13%	(41%)	442	385	15%
Total investments & other revenues	$195	$163	$279	20%	(30%)	$597	$529	13%

Institutional Securities net revenues	$4,376	$4,762	$4,553	(8%)	(4%)	$14,290	$12,845	11%

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$31	$35	$26
Equity price	$14	$18	$15
Foreign exchange rate	$9	$11	$7
Commodity price	$9	$9	$9

Aggregation of Primary Risk Categories	$38	$46	$32

Credit Portfolio VaR	$11	$12	$22

Trading VaR	$43	$51	$42

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016 (1)	Change
Revenues:
Investment banking	$125	$135	$129	(7%)	(3%)	$405	$373	9%
Trading	212	207	229	2%	(7%)	657	675	(3%)
Investments	1	1	0	--	*	3	(2)	*
Commissions and fees	402	424	433	(5%)	(7%)	1,266	1,268	--
Asset management, distribution and admin. fees	2,393	2,302	2,133	4%	12%	6,879	6,269	10%
Other	62	73	72	(15%)	(14%)	191	232	(18%)
Total non-interest revenues	3,195	3,142	2,996	2%	7%	9,401	8,815	7%

Interest income	1,155	1,114	979	4%	18%	3,348	2,813	19%
Interest expense	130	105	94	24%	38%	320	268	19%
Net interest	1,025	1,009	885	2%	16%	3,028	2,545	19%
Net revenues	4,220	4,151	3,881	2%	9%	12,429	11,360	9%

Compensation and benefits	2,326	2,297	2,203	1%	6%	6,940	6,443	8%
Non-compensation expenses	775	797	777	(3%)	--	2,340	2,371	(1%)
Total non-interest expenses	3,101	3,094	2,980	--	4%	9,280	8,814	5%

Income (loss) from continuing operations before taxes	1,119	1,057	901	6%	24%	3,149	2,546	24%
Income tax provision / (benefit) from continuing operations	421	392	337	7%	25%	1,139	973	17%
Income (loss) from continuing operations	698	665	564	5%	24%	2,010	1,573	28%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	698	665	564	5%	24%	2,010	1,573	28%
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$698	$665	$564	5%	24%	$2,010	$1,573	28%

Pre-tax profit margin	27%	25%	23%			25%	22%
Compensation and benefits as a % of net revenues	55%	55%	57%			56%	57%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016

Wealth Management Metrics

Wealth Management representatives	15,759	15,777	15,856	--	(1%)

Annualized revenue per representative (000's)	$1,071	$1,052	$977	2%	10%

Client assets (billions)	$2,307	$2,239	$2,090	3%	10%
Client assets per representative (millions)	$146	$142	$132	3%	11%
Client liabilities (billions)	$78	$77	$70	1%	11%

Fee-based asset flows (billions)	$15.8	$19.9	$13.5	(21%)	17%
Fee-based client account assets (billions)	$1,003	$962	$855	4%	17%
Fee-based assets as a % of client assets	43%	43%	41%

Retail locations	598	601	608	--	(2%)

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016	Change
Revenues:
Investment banking	$-	$-	$(2)	--	*	$-	$(1)	*
Trading	(7)	(3)	(3)	(133%)	(133%)	(21)	(8)	(163%)
Investments (1)	114	125	51	(9%)	124%	337	37	*
Commissions and fees	0	0	0	--	--	0	3	*
Asset management, distribution and admin. fees	568	539	508	5%	12%	1,624	1,551	5%
Other	1	4	(3)	(75%)	*	9	28	(68%)
Total non-interest revenues	676	665	551	2%	23%	1,949	1,610	21%

Interest income	1	1	1	--	--	3	5	(40%)
Interest expense	2	1	0	100%	*	3	3	--
Net interest	(1)	0	1	*	*	0	2	*
Net revenues	675	665	552	2%	22%	1,949	1,612	21%

Compensation and benefits	311	288	237	8%	31%	878	688	28%
Non-compensation expenses	233	235	218	(1%)	7%	695	665	5%
Total non-interest expenses	544	523	455	4%	20%	1,573	1,353	16%

Income (loss) from continuing operations before taxes	131	142	97	(8%)	35%	376	259	45%
Income tax provision / (benefit) from continuing operations	16	41	31	(61%)	(48%)	87	78	12%
Income (loss) from continuing operations	115	101	66	14%	74%	289	181	60%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	115	101	66	14%	74%	289	181	60%
Net income applicable to nonredeemable noncontrolling interests	1	1	(1)	--	*	8	(14)	*
Net income (loss) applicable to Morgan Stanley	$114	$100	$67	14%	70%	$281	$195	44%

Pre-tax profit margin	19%	21%	18%			19%	16%
Compensation and benefits as a % of net revenues	46%	43%	43%			45%	43%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016	Sept 30, 2017	Sept 30, 2016	Change

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$0.1	$0.4	$(1.9)	(75%)	*	$0.5	$(4.0)	*
Fixed Income	1.8	2.0	0.9	(10%)	100%	3.8	(1.1)	*
Liquidity	1.8	(0.2)	5.4	*	(67%)	(8.4)	5.4	*
Alternative / Other products	0.9	0.3	(0.5)	*	*	3.0	(1.7)	*

Total net flows	$4.6	$2.5	$3.9	84%	18%	$(1.1)	$(1.4)	21%

Assets under management or supervision by asset class (2)
Equity	$97	$94	$83	3%	17%
Fixed Income	69	66	63	5%	10%
Liquidity	156	154	154	1%	1%
Alternative / Other products	125	121	117	3%	7%

Total Assets Under Management or Supervision	$447	$435	$417	3%	7%
Share of minority stake assets	$7	$8	$7	(13%)	--

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2017	June 30, 2017	Sept 30, 2016	June 30, 2017	Sept 30, 2016

U.S. Bank assets (1)	$182.2	$170.0	$172.0	7%	6%

U.S. Bank deposits (1)	$154.2	$144.2	$150.3	7%	3%

U.S. Bank investment securities portfolio (2)	$60.8	$53.6	$64.7	13%	(6%)

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$40.1	$39.4	$34.1	2%	18%
Residential real estate loans	26.2	25.7	23.6	2%	11%
Total Securities-based and residential loans	$66.3	$65.1	$57.7	2%	15%

Institutional Securities U.S. Bank Data
Corporate Lending	$6.7	$6.1	$8.3	10%	(19%)
Other Lending:
Corporate loans	15.6	13.9	12.7	12%	23%
Wholesale real estate and other loans	10.1	10.7	9.9	(6%)	2%
Total other loans	$25.7	$24.6	$22.6	4%	14%
Total corporate and other loans	$32.4	$30.7	$30.9	6%	5%

Notes:	- Refer to End Notes, Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 13 - 16.

End Notes

Page 2:

(1)
For the quarter ended September 30, 2017, income tax provision / benefit from continuing operations reflects net discrete tax benefits of $83 million primarily resulting from the remeasurement of certain deferred taxes.  Effective January 1, 2017, the Firm adopted new accounting guidance related to employee share-based payments, the transition impact of which was not significant.  In 2017, the income tax consequences related to share-based payments are required to be recognized in Provision for income taxes in the consolidated income statement instead of additional paid-in capital. The impact of the income tax consequences may be either a benefit or a provision.  Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  The impact of recognizing these recurring-type discrete tax benefits upon conversion of awards for the quarters ended September 30, 2017, June 30, 2017 and March 31, 2017 were $11 million, $16 million, and $112 million, respectively.  Results for 2016 have not been restated pursuant to the guidance.

Page 5:

(1)	For the quarters ended September 30, 2017, June 30, 2017, and September 30, 2016, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 27%, 31% and 38%
- % non-investment grade: 73%, 69% and 62%
(2)	For the quarters ended September 30, 2017, June 30, 2017, and September 30, 2016, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 69%, 69% and 75%
- % non-investment grade: 31%, 31% and 25%
(3)
At September 30, 2017, June 30, 2017, and September 30, 2016, the event-driven portfolio of loans and lending commitments to non-investment grade borrowers were $14.9 billion, $11.6 billion and $7.9 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers and municipalities.

(5)
For the quarters ended September 30, 2017 and June 30, 2017, Institutional Securities recorded a provision for credit losses of $11 million and $5 million, respectively, related to loans. For the quarter ended September 30, 2016, there was no material provision recorded by Institutional Securities related to loans.  For the quarters ended September 30, 2017, June 30, 2017, and September 30, 2016, a provision (release) for credit losses of $(6) million, $(8) million and $6 million was recorded, respectively, related to lending commitments.

(6)
For the quarters ended September 30, 2017, June 30, 2017, and September 30, 2016, Wealth Management recorded a provision for credit losses of $2 million, $3 million and $2 million, respectively, related to loans. For the quarter ended September 30, 2017, there was no material provision recorded by Wealth Management related to lending commitments.  For the quarters ended June 30, 2017 and September 30, 2016, Wealth Management recorded a provision (release) for credit losses of $1 million and $(1) million, respectively, related to lending commitments.

(7)
For the quarters ended September 30, 2017, June 30, 2017, and September 30, 2016, Investment Management reflected a loan balance of $26 million, $26 million and $5 million, respectively, which are not included in the Consolidated Loans and Lending Commitments balance.

Page 6:

(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management's fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm's trading activities. Institutional Securities now pays a fee to Wealth Management based on distribution activity.  Periods prior to July 1, 2016 have not been recasted.

Page 8:

(1)
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management's fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm's trading activities. Institutional Securities now pays a fee to Wealth Management based on distribution activity.  Periods prior to July 1, 2016 have not been recasted.

Page 10:

(1)
The quarters ended September 30, 2017, June 30, 2017, and September 30, 2016 include investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

Page 11:

(1)	Net Flows by region for the quarters ended September 30, 2017, June 30, 2017 and September 30, 2016 were:
North America: $2.9 billion, $(3.2) billion and $1.8 billion
International: $1.7 billion, $5.7 billion and $2.1 billion
(2)	Assets under management or supervision by region for the quarters ended September 30, 2017, June 30, 2017 and September 30, 2016 were:
North America: $266 billion, $260 billion and $270 billion
International: $181 billion, $175 billion and $147 billion

Page 12:

(1)	U.S. Bank assets and deposits exclude balances between Bank subsidiaries as well as deposits from the Parent. For U.S. Bank assets all periods have been recast to conform to this presentation.
(2)
For the quarters ended September 30, 2017, June 30, 2017 and September 30, 2016, the U.S. Bank investment securities portfolio included held to maturity investment securities of $18.1 billion, $15.3 billion and $11.2 billion, respectively.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain "non-GAAP financial measures" in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's third quarter earnings release footnotes for such definitions and reconciliations.

(b)
The following are considered non-GAAP financial measures: return on average common equity metrics, return on average common equity excluding DVA metrics, tangible common equity, tangible book value per common share, pre-tax profit margin and firm expense efficiency ratio.  These measures are calculated as follows:

- The return on average common equity equals annualized net income for the quarter or full year net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity. The return on average common equity excluding DVA is adjusted for DVA in the denominator.
- Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
- Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
- Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.
- The firm expense efficiency ratio represents total non-interest expenses as a percentage of net revenues.
(c)
The fully phased-in Common Equity Tier 1 risk-based capital ratios and fully phased-in Supplementary Leverage Ratio are pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals fully phased-in Tier 1 capital divided by the fully phased-in total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

Definition of Performance Metrics

(a)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see Note 15 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

(b)	Book value per common share equals common equity divided by period end common shares outstanding.
(c)	Preferred stock dividend / Other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 (2016 Form 10-K).

(e)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(f)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(g)
The Firm's capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity.  The common equity estimation and attribution to the business segments is based on the Firm's fully phased-in regulatory capital requirements, including supplementary leverage, and incorporates the Firm's internal stress tests.  The amount of capital allocated to the business segments is set at the beginning of the year, and will remain fixed throughout the year until the next annual reset.  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2016 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

(h)
The Firm's binding risk-based capital ratios for regulatory purposes are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the "Standardized Approach"); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the "Advanced Approach").  At September 30, 2017, the binding ratio is based on the Standardized Approach transitional rules. For prior periods, the binding ratio was based on the Advanced Approach transitional rules.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2016 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended June 30, 2017.

(i)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd., which the Firm consolidates.

(j)	Institutional Securities discontinued operations primarily includes after-tax losses related to Saxon, which became a discontinued operation in 2011.
(k)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2016 Form 10-K.

(l)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(m)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(n)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(o)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(p)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(q)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(r)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(s)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(t)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries as well as deposits from the Parent.

(u)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 17, 2017.